Exhibit 99.2

Company Registration No. 5862187 (England and Wales)

EZEE WHIP EUROPE LIMITED

DIRECTOR'S REPORT AND FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 30 SEPTEMBER 2007

EZEE WHIP EUROPE LIMITED

COMPANY INFORMATION

Director	AJ Downes

Secretary	Mrs C Wells

Company number	5862187

Registered office	Silbury Court
420 Silbury Boulevard
Central Milton Keynes
MK9 2AF

Auditors	Mercer & Hole
420 Silbury Boulevard
Central Milton Keynes
MK9 2AF

Business address	Knolls House
Sandy Lane
Leighton Buzzard
Bedfordshire
LU7 3BQ

Bankers	Barclays Bank plc
Leicester
LE87 2BB

EZEE WHIP EUROPE LIMITED

CONTENTS

Page

Director's report	1 - 2

Independent auditors' report	3 - 4

Profit and loss account	5

Balance sheet	6

Cash flow statement	7

Notes to the financial statements	8 - 12

EZEE WHIP EUROPE LIMITED

DIRECTOR'S REPORT

FOR THE PERIOD ENDED 30 SEPTEMBER 2007

The director presents his report and financial statements for the nine month period ended 30 September 2007.

Principal activities

The principal activity of the company continued to be that of the sale of soft-serve based ice cream products.

Directors

The following directors have held office since 1 January 2007:

AJ Downes

AM Wells

(Resigned 15 October 2007)

Auditors

Mercer & Hole were appointed first auditors to the company and in accordance with section 385 of the Companies Act 1985, a resolution proposing that they be re-appointed will be put to the Annual General Meeting.

Director's responsibilities

The director is responsible for preparing the financial statements in accordance with applicable law and United Kingdom Generally Accepted Accounting Practice.

Company law requires the director to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the director is required to:

-

select suitable accounting policies and then apply them consistently;

-

make judgements and estimates that are reasonable and prudent;

-

prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The director is responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and enable him to ensure that the financial statements comply with the Companies Act 1985. He is also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Statement of disclosure to auditor

(a) so far as the director is aware, there is no relevant audit information of which the  company's auditors are unaware, and

(b) he has taken all the steps that he ought to have taken as a director in order to make himself aware of any relevant audit information and to establish that the  company's auditors are aware of that information.

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

On behalf of the board

/s/ AJ Downes

AJ Downes

Director

17 December 2007

EZEE WHIP EUROPE LIMITED

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS OF EZEE WHIP EUROPE LIMITED

We have audited the financial statements of Ezee Whip Europe Limited for the period ended 30 September 2007 set out on pages 5 to 12. These financial statements have been prepared under the accounting policies set out therein.

This report is made solely to the company's members, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company's members those matters we are required to state to them in an auditors' report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company's members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of the director and auditors

As described in the Statement of Director's Responsibilities on page 2 the company's director is responsible for the preparation of the financial statements in accordance with applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice).

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and  International Standards on Auditing (UK and Ireland).

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985, and whether in our opinion the information given in the director's report is consistent with the financial statements. We also report to you if, in our opinion, the company has not kept proper accounting records or, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding director's remuneration and other transactions is not disclosed.

We read the director's report and consider the implications for our report if we become aware of any apparent misstatements within it.

Basis of audit opinion

We conducted our audit in accordance with  International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the director in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

EZEE WHIP EUROPE LIMITED

INDEPENDENT AUDITORS' REPORT (CONTINUED)

TO THE SHAREHOLDERS OF EZEE WHIP EUROPE LIMITED

Opinion

In our opinion:

-

the financial statements give a true and fair view in accordance with United Kingdom Generally Accepted Accounting Practice, of the state of the company's affairs as at 30 September 2007 and of its loss for the period then ended and have been properly prepared in accordance with the Companies Act 1985; and

-

the information given in the director's report is consistent with the financial statements.

Emphasis of matter

In forming our opinion, which is not qualified, we have considered the disclosure in Note 1.1 to the financial statements concerning the company's ability to continue as a going concern. The company's entire share capital was purchased on 15 October 2007 by Avasoft Inc; a company registered in the USA. Avasoft's results for the quarter ending 30 September 2007 show an insolvent position. Avasoft are in the process of attempting to raise funds by way of a share offer. The outcome of this will be determined in January 2008. This, along with the other conditions disclosed in Note 1.1, indicates the existence of a material uncertainty which may cast significant doubt about the company's ability to continue as a going concern. The financial statements do not include the adjustments that would result if the company was unable to continue as a going concern.

/s/ Mercer & Hole

Mercer & Hole

17 December 2007

Chartered Accountants

Registered Auditor

420 Silbury Boulevard

Central Milton Keynes

MK9 2AF

EZEE WHIP EUROPE LIMITED

PROFIT AND LOSS ACCOUNT

FOR THE PERIOD ENDED 30 SEPTEMBER 2007

		9 Months	6 Months
		ended	ended
		30 September	31 December
		2007	2006
	Notes	£	£

Turnover		291,528	107,730

Cost of sales		(226,054)	(77,604)

Gross profit		65,474	30,126

Distribution costs		(21,848)	(2,434)
Administrative expenses		(78,208)	(5,003)

(Loss)/profit on ordinary activities before taxation	2	(34,582)	22,689

Tax on (loss)/profit on ordinary activities	3	4,204	(4,204)

(Loss)/profit for the period	8	(30,378)	18,485

The profit and loss account has been prepared on the basis that all operations are continuing operations.

There are no recognised gains and losses other than those passing through the profit and loss account.

EZEE WHIP EUROPE LIMITED

BALANCE SHEET

AS AT 30 SEPTEMBER 2007

			2007		2006
	Notes	£	£	£	£

Fixed assets
Tangible assets	4		4,989		1,186

Current assets
Stocks		93,881		31,353
Debtors	5	10,834		11,143
Cash at bank and in hand		50,553		5,895

		155,268		48,391
Creditors: amounts falling due within one year	6	(172,050)		(30,992)

Net current (liabilities)/assets			(16,782)		17,399

Total assets less current liabilities			(11,793)		18,585

Capital and reserves
Called up share capital	7		100		100
Profit and loss account	8		(11,893)		18,485

Shareholders' funds	9		(11,793)		18,585

These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

Approved by the Board and authorised for issue on 17 December 2007

AJ Downes
Director

EZEE WHIP EUROPE LIMITED

CASH FLOW STATEMENT

FOR THE PERIOD ENDED 30 SEPTEMBER 2007

			9 Months		6 Months
			ended		ended
			30 September		31 December
			2007		2006
	Notes	£	£	£	£

Net cash inflow from operating activities	14		48,991		7,038

Capital expenditure
Payments to acquire tangible assets		(4,333)		(1,243)

Net cash outflow for capital expenditure			(4,333)		(1,243)

Net cash inflow before management of liquid resources and financing			44,658		5,795

Financing
Issue of ordinary share capital		-		100
Net cash inflow from financing			-		100

Increase in cash in the period	15, 16		44,658		5,895

EZEE WHIP EUROPE LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE PERIOD ENDED 30 SEPTEMBER 2007

1	Accounting policies

1.1	Accounting convention
The financial statements are prepared under the historical cost convention.

The accounts have been prepared on a going concern basis, relying on the support of the directors. In addition, the balance sheet of the parent company, Avasoft Inc is showing a technically insolvent position at 30 September 2007, the parent company is confident of raising $7million by way of a share offer during December 2007 and January 2008. The groups ability to continue on a going concern basis is dependent upon the realisation of additional funding, growth of revenues from its products, and its ability to obtain new customers.

1.2	Compliance with accounting standards

The financial statements are prepared in accordance with applicable United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice), which have been applied consistently (except as otherwise stated).

1.3	Turnover

Turnover represents amounts receivable for goods and services net of VAT and trade discounts.

The invoicing policy of the company is to raise sales invoices only at the point when goods have been dispatched to customers.

1.4	Tangible fixed assets and depreciation

Tangible fixed assets are stated at historical cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value (undiscounted) of each asset over its expected useful life, as follows:

	Plant and machinery	Straight line over 5 years
	Computer equipment	Straight line over 3 years
	Fixtures, fittings & equipment	Straight line over 3 years

1.5	Stock
Stock is valued at the lower of cost and net realisable value. The stock value does not include any apportionment of overhead costs, storage or transport costs.

1.6	Deferred taxation

Deferred taxation is provided in full in respect of taxation deferred by timing differences between the treatment of certain items for taxation and accounting purposes.  The deferred tax balance has not been discounted. Deferred tax assets are recognised only where its future realisation is considered probable.

1.7	Foreign currency translation

Monetary assets and liabilities denominated in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. gains and losses on resulting from exchange are taken to the profit and loss account.

EZEE WHIP EUROPE LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE PERIOD ENDED 30 SEPTEMBER 2007

2	Operating (loss)/profit	2007	2006
		£	£
	Operating (loss)/profit is stated after charging:
	Depreciation of tangible assets	530	57
	Auditors' remuneration	4,000	2,500

	and after crediting:
	Profit on foreign exchange transactions	(1,774)	(1,656)

3	Taxation	2007	2006
	U.K. corporation tax	(4,204)	4,204

	Current tax charge	(4,204)	4,204

	Factors affecting the tax charge for the period
	(Loss)/profit on ordinary activities before taxation	(34,582)	22,689

	(Loss)/profit on ordinary activities before taxation multiplied by standard rate of UK corporation tax of 20.00% (2006 - 19.00%)	(6,916)	4,311

	Effects of:
	Depreciation add back	101	11
	Capital allowances	(351)	(118)
	Other tax adjustments	2,962	-

		2,712	(107)

	Current tax charge	(4,204)	4,204

EZEE WHIP EUROPE LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE PERIOD ENDED 30 SEPTEMBER 2007

4	Tangible fixed assets
			Plant and machinery etc
			£
	Cost
	At 1 January 2007		1,243
	Additions		4,333

	At 30 September 2007		5,576

	Depreciation
	At 1 January 2007		57
	Charge for the period		530

	At 30 September 2007		587

	Net book value
	At 30 September 2007		4,989

	At 31 December 2006		1,186

5	Debtors	2007	2006
		£	£

	Trade debtors	7,987	11,115
	Prepayments and accrued income	2,628	-
	Directors loan account	219	28

		10,834	11,143

EZEE WHIP EUROPE LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE PERIOD ENDED 30 SEPTEMBER 2007

6	Creditors: amounts falling due within one year	2007	2006
		£	£

	Trade creditors	53,736	9,507
	Taxation and social security	8,049	6,157
	Accruals	17,516	12,130
	Amounts due to Ezee Whip Ice Cream (Overseas) Limited	10,000	-
	Amounts due to Ezee Whip Ice Cream Limited	17,749	686
	Directors loans	65,000	2,512

		172,050	30,992

During the year two loans were provided by the director, A Wells to Ezee Whip Europe Limited. The loan amounts of £50,000 and £15,000 are repayable on demand. The £15,000 loan was fully repaid shortly after the period end. The £50,000 loan is due to be repaid on the last day of each successive month from October 2007 until March 2008 with the remaining balance, if any, repaid on 30 April 2008.

The amounts due to Ezee Whip Ice Cream (Overseas) Limited and Ezee Whip Ice Cream Limited are repayable on demand.

7	Share capital	2007	2006
		£	£
	Authorised
	100,000 Ordinary shares of £1 each	100,000	100,000

	Allotted, called up and fully paid
	100 Ordinary shares of £1 each	100	100

8	Statement of movements on profit and loss account
		Profit and loss account
		£

	Balance at 1 January 2007	18,485
	Loss for the period	(30,378)

	Balance at 30 September 2007	(11,893)

EZEE WHIP EUROPE LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE PERIOD ENDED 30 SEPTEMBER 2007

9		Reconciliation of movements in shareholders' funds	2007	2006
			£	£

		(Loss)/Profit for the financial period	(30,378)	18,485
		Proceeds from issue of shares	-	100

		Net (depletion in)/addition to shareholders' funds	(30,378)	18,585
		Opening shareholders' funds	18,585	-

		Closing shareholders' funds	(11,793)	18,585

10	Transactions with directors

	The following directors had interest free loans during the period. The movement on these loans are as follows:
			Amount outstanding	Maximum
		2007	2006	in period
		£	£	£

	Director's current account	-	-	219

11	Control

	During the period under review the company was under the control of the directors; A Wells and A Downes. From 15 October 2007, control of the entity was by its new parent company; Avasoft Inc.

12	Related party transactions

During the period, the company made sales of £nil (2006: £3,569) and purchased goods of £4,329 (2006: £nil) to a business in which A Wells is a partner.  There were no balances outstanding at the period end (2006: £nil).

The company purchased goods of £23,090 (2006: £nil) from Ezee Whip Ice Cream Limited; an associated company. There was a balance due to the related party of £17,749 (2006: £nil) at the period end.

During the period, the company entered into a loan agreement with Ezee Whip Ice Cream (Overseas) Limited; an associated company. £10,000 (2006: £nil) was loaned to Ezee Whip Europe Limited which was outstanding at the period end. The loan is repayable on demand.

EZEE WHIP EUROPE LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE PERIOD ENDED 30 SEPTEMBER 2007

13	Post balance sheet events

On 15 October 2007, the entire share capital of the company was purchased by Avasoft Inc; a company registered in USA.

On 15 October 2007, the company entered into a licence agreement with Ezeewhip Ice Cream (Overseas) Limited; a company in which A Downes and A Wells are directors. Under the terms of the licence, Ezee Whip Europe Limited will have the right to manufacture, market and distribute products based upon the soft-serve ice cream patent, and will pay royalties to Ezee Whip Ice Cream (Overseas) Limited based upon the number of ice cream cartridges sold.

14	Reconciliation of operating (loss)/profit to net cash inflow from operating activities			2007	2006
				£	£

	Operating (loss)/profit			(34,582)	22,689
	Depreciation of tangible assets			530	57
	Increase in stocks			(62,528)	(31,353)
	Decrease/(increase) in debtors			309	(11,143)
	Increase in creditors within one year			145,262	26,788

	Net cash inflow from operating activities			48,991	7,038

15	Analysis of net funds	1 January 2007	Cash flow	Other non-cash changes	30 September 2007
		£	£	£	£
	Net cash:
	Cash at bank and in hand	5,895	44,658	-	50,553

	Bank deposits	-	-	-	-

	Net funds	5,895	44,658	-	50,553

16	Reconciliation of net cash flow to movement in net funds			2007	2006
				£	£

	Increase in cash in the period			44,658	5,895

	Movement in net funds in the period			44,658	5,895
	Opening net funds			5,895	-

	Closing net funds			50,553	5,895

EZEE WHIP EUROPE LIMITED

MANAGEMENT INFORMATION

FOR THE PERIOD ENDED 30 SEPTEMBER 2007

EZEE WHIP EUROPE LIMITED

DETAILED TRADING AND PROFIT AND LOSS ACCOUNT

FOR THE PERIOD ENDED 30 SEPTEMBER 2007

		9 Months		6 Months
		ended		ended
		30 September		31 December
		2007		2006
	£	£	£	£
Turnover
Sales		291,528		107,730
Cost of sales
Opening stock of finished goods	31,353		-
Purchases	279,888		99,327
Commission payable	8,694		9,630

	319,935		108,957
Closing stock of finished goods	(93,881)		(31,353)

		(226,054)		(77,604)

Gross profit	22.46%	65,474	27.96%	30,126

Distribution costs	21,848		2,434

Administrative expenses	78,208		5,003

		(100,056)		(7,437)

Operating (loss)/profit		(34,582)		22,689

EZEE WHIP EUROPE LIMITED

SCHEDULE OF DISTRIBUTION COSTS AND ADMINISTRATIVE EXPENSES

FOR THE PERIOD ENDED 30 SEPTEMBER 2007

	9 Months	6 Months
	ended	ended
	30 September	31 December
	2007	2006
	£	£
Distribution costs
Transport & storage	21,848	2,434

	21,848	2,434

Administrative expenses
Wages and salaries (excl. N.I.)	6,831	-
Employer's NI contributions	396	-
Insurance	1,369	-
Repairs and maintenance	1,670	135
Printing, postage and stationery	5,572	280
Advertising and promotions	42,385	-
Computer running costs	1,726	-
Telephone	1,692	332
Travel and subsistence	2,144	3,076
Entertaining	238	-
Legal and professional fees	8,528	-
Accountancy	2,255	-
Audit fees	4,000	2,500
Bank charges	431	103
Sundry expenses	215	176
Depreciation	530	57
Gains and losses on foreign exchange	(1,774)	(1,656)

	78,208	5,003